EXHIBIT 99.3

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient’s specific facts and circumstances. HSBC Securities (USA) Inc. is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer’s or counterparty’s control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities (USA) Inc. does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.

The Computational Materials do not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information in the Computational Materials are preliminary and subject to change and shall be deemed superseded and replaced in its entirety by such prospectus and the prospectus supplement. A copy of the base prospectus and the prospectus supplement may be obtained by contacting the HSBC Securities (USA) Inc. syndicate desk at (212) 525-3785.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities (USA) Inc. or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities (USA) Inc. does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA) Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Some of the statements contained herein consist of forward-looking statements, within the meaning of Section 2a7 of the Securities Act, relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as “may,” “will,” “should,” “expects,” “believes,” “anticipates,” “estimates,” or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.

HSBC Automotive Trust 2005-1	1.70% ABS; to 10% Call

	A-1	A-2	A-3	A-4	Total Bond Size
Issue Amount (face)	333,600,000	251,300,000	264,800,000	148,182,000	997,882,000
Interest Type	Fixed	Fixed	Fixed	Fixed
Interest Day Count	Act/360	30/360	30/360	30/360
Assumed Note Rate	3.44965%	3.890%	4.120%	4.350%

		Class A-3				Class A-4
Period	Bond Pmt Date	Balance	Interest	Principal	Total Payment	Balance	Interest	Principal	Total Payment
0	6/22/2005	264,800,000.00	—	—	—	148,182,000.00	—	—	—
1	7/17/2005	264,800,000.00	757,622.22	—	757,622.22	148,182,000.00	447,633.13	—	447,633.13
2	8/17/2005	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
3	9/17/2005	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
4	10/17/2005	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
5	11/17/2005	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
6	12/17/2005	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
7	1/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
8	2/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
9	3/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
10	4/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
11	5/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
12	6/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	537,159.75
13	7/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	—537,159.75
14	8/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	—537,159.75
15	9/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	—537,159.75
16	10/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	—537,159.75
17	11/17/2006	264,800,000.00	909,146.67	—	909,146.67	148,182,000.00	537,159.75	—	—537,159.75
18	12/17/2006	260,706,807.98	909,146.67	4,093,192.02	5,002,338.68	148,182,000.00	537,159.75	—	—537,159.75
19	1/17/2007	239,896,606.84	895,093.37	20,810,201.14	21,705,294.52	148,182,000.00	537,159.75	—	—537,159.75
20	2/17/2007	219,539,621.16	823,645.02	20,356,985.68	21,180,630.69	148,182,000.00	537,159.75	—	—537,159.75
21	3/17/2007	199,710,224.43	753,752.70	19,829,396.73	20,583,149.43	148,182,000.00	537,159.75	—	—537,159.75
22	4/17/2007	180,395,656.38	685,671.77	19,314,568.05	20,000,239.82	148,182,000.00	537,159.75	—	—537,159.75
23	5/17/2007	161,549,745.39	619,358.42	18,845,910.99	19,465,269.41	148,182,000.00	537,159.75	—	—537,159.75
24	6/17/2007	143,180,845.41	554,654.13	18,368,899.97	18,923,554.10	148,182,000.00	537,159.75	—	—537,159.75
25	7/17/2007	125,297,438.74	491,587.57	17,883,406.68	18,374,994.25	148,182,000.00	537,159.75	—	537,159.75
26	8/17/2007	107,908,137.78	430,187.87	17,389,300.96	17,819,488.83	148,182,000.00	537,159.75	—	537,159.75
27	9/17/2007	91,021,686.97	370,484.61	16,886,450.81	17,256,935.41	148,182,000.00	537,159.75	—	537,159.75
28	10/17/2007	74,646,964.63	312,507.79	16,374,722.35	16,687,230.14	148,182,000.00	537,159.75	—	537,159.75
29	11/17/2007	58,792,984.83	256,287.91	15,853,979.80	16,110,267.71	148,182,000.00	537,159.75	—	537,159.75
30	12/17/2007	43,468,899.39	201,855.91	15,324,085.44	15,525,941.36	148,182,000.00	537,159.75	—	537,159.75
31	1/17/2008	28,683,999.78	149,243.22	14,784,899.61	14,934,142.83	148,182,000.00	537,159.75	—	537,159.75
32	2/17/2008	14,625,186.04	98,481.73	14,058,813.74	14,157,295.47	148,182,000.00	537,159.75	—	537,159.75
33	3/17/2008	1,102,264.16	50,213.14	13,522,921.88	13,573,135.02	148,182,000.00	537,159.75	—	537,159.75
34	4/17/2008	—	3,784.44	1,102,264.16	1,106,048.60	136,395,982.60	537,159.75	11,786,017.40	12,323,177.15
35	5/17/2008	—	—	—	—	124,048,171.17	494,435.44	12,347,811.43	12,842,246.87
36	6/17/2008	—	—	—	—	112,250,288.27	449,674.62	11,797,882.90	12,247,557.52
37	7/17/2008	—	—	—	—	101,011,936.86	406,907.29	11,238,351.41	11,645,258.71
38	8/17/2008	—	—	—	—	90,342,866.48	366,168.27	10,669,070.37	11,035,238.64
39	9/17/2008	—	—	—	—	—	327,492.89	90,342,866.48	90,670,359.38
40	10/17/2008	—	—	—	—	—	—	—	—

HSBC Automotive Trust 2005-1	1.70% ABS; to Maturity

	A-1	A-2	A-3	A-4	Total Bond Size
Issue Amount (face)	333,600,000	251,300,000	264,800,000	148,182,000	997,882,000
Interest Type	Fixed	Fixed	Fixed	Fixed
Interest Day Count	Act/360	30/360	30/360	30/360
Assumed Note Rate	3.44965%	3.890%	4.120%	4.350%

		Class A-4
Period	Bond Pmt Date	Balance	Interest	Principal	Total Payment
0	6/22/2005	148,182,000.00	—	—	—
1	7/17/2005	148,182,000.00	447,633.13	—	447,633.13
2	8/17/2005	148,182,000.00	537,159.75	—	537,159.75
3	9/17/2005	148,182,000.00	537,159.75	—	537,159.75
4	10/17/2005	148,182,000.00	537,159.75	—	537,159.75
5	11/17/2005	148,182,000.00	537,159.75	—	537,159.75
6	12/17/2005	148,182,000.00	537,159.75	—	537,159.75
7	1/17/2006	148,182,000.00	537,159.75	—	537,159.75
8	2/17/2006	148,182,000.00	537,159.75	—	537,159.75
9	3/17/2006	148,182,000.00	537,159.75	—	537,159.75
10	4/17/2006	148,182,000.00	537,159.75	—	537,159.75
11	5/17/2006	148,182,000.00	537,159.75	—	537,159.75
12	6/17/2006	148,182,000.00	537,159.75	—	537,159.75
13	7/17/2006	148,182,000.00	537,159.75	—	537,159.75
14	8/17/2006	148,182,000.00	537,159.75	—	537,159.75
15	9/17/2006	148,182,000.00	537,159.75	—	537,159.75
16	10/17/2006	148,182,000.00	537,159.75	—	537,159.75
17	11/17/2006	148,182,000.00	537,159.75	—	537,159.75
18	12/17/2006	148,182,000.00	537,159.75	—	537,159.75
19	1/17/2007	148,182,000.00	537,159.75	—	537,159.75
20	2/17/2007	148,182,000.00	537,159.75	—	537,159.75
21	3/17/2007	148,182,000.00	537,159.75	—	537,159.75
22	4/17/2007	148,182,000.00	537,159.75	—	537,159.75
23	5/17/2007	148,182,000.00	537,159.75	—	537,159.75
24	6/17/2007	148,182,000.00	537,159.75	—	537,159.75
25	7/17/2007	148,182,000.00	537,159.75	—	537,159.75
26	8/17/2007	148,182,000.00	537,159.75	—	537,159.75
27	9/17/2007	148,182,000.00	537,159.75	—	537,159.75
28	10/17/2007	148,182,000.00	537,159.75	—	537,159.75
29	11/17/2007	148,182,000.00	537,159.75	—	537,159.75
30	12/17/2007	148,182,000.00	537,159.75	—	537,159.75
31	1/17/2008	148,182,000.00	537,159.75	—	537,159.75
32	2/17/2008	148,182,000.00	537,159.75	—	537,159.75
33	3/17/2008	148,182,000.00	537,159.75	—	537,159.75
34	4/17/2008	136,395,982.60	537,159.75	11,786,017.40	12,323,177.15
35	5/17/2008	124,048,171.17	494,435.44	12,347,811.43	12,842,246.87
36	6/17/2008	112,250,288.27	449,674.62	11,797,882.90	12,247,557.52
37	7/17/2008	101,011,936.86	406,907.29	11,238,351.41	11,645,258.71
38	8/17/2008	90,342,866.48	366,168.27	10,669,070.37	11,035,238.64
39	9/17/2008	80,252,975.41	327,492.89	10,089,891.08	10,417,383.97
40	10/17/2008	70,752,312.67	290,917.04	9,500,662.73	9,791,579.77
41	11/17/2008	61,851,080.30	256,477.13	8,901,232.38	9,157,709.51
42	12/17/2008	53,559,635.40	224,210.17	8,291,444.89	8,515,655.06
43	1/17/2009	45,888,492.45	194,153.68	7,671,142.96	7,865,296.64
44	2/17/2009	38,936,737.12	166,345.79	6,951,755.32	7,118,101.11
45	3/17/2009	32,530,253.58	141,145.67	6,406,483.54	6,547,629.22
46	4/17/2009	26,700,260.89	117,922.17	5,829,992.69	5,947,914.86
47	5/17/2009	21,381,626.98	96,788.45	5,318,633.91	5,415,422.35
48	6/17/2009	16,583,234.23	77,508.40	4,798,392.75	4,875,901.15
49	7/17/2009	12,314,101.18	60,114.22	4,269,133.05	4,329,247.28
50	8/17/2009	8,583,384.50	44,638.62	3,730,716.67	3,775,355.29
51	9/17/2009	5,400,381.00	31,114.77	3,183,003.50	3,214,118.27
52	10/17/2009	2,844,310.84	19,576.38	2,556,070.16	2,575,646.54
53	11/17/2009	1,050,596.99	10,310.63	1,793,713.86	1,804,024.48
54	12/17/2009	—	3,808.41	1,050,596.99	1,054,405.40
55	1/17/2010	—	—	—	—